EXHIBIT 10.2
                                                                    ------------


                                   SCHEDULE A
                            TO STOCK OPTION AGREEMENT
                                     BETWEEN
                   NORTH AMERICAN GALVANIZING & COATINGS, INC.
                                       AND

l.   Number of shares of stock subject to Option: shares of common stock.

2.   This Option (Check One) ( ) Is  ( ) Is Not an Incentive Stock Option.

3.   Option Exercise Price: per share.

4.   Date of Grant:

5.   Option Vesting Schedule:

         Check One:

         ( ) Options are exercisable with respect to all shares on or after the date hereof.

         (X) Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:


              Number of Shares                          Vesting Date
              ----------------                          ------------



6.   Option Exercise Period:

     All options expire and are void unless exercised on or before             .


7.   Effect of Termination of Employment of Optionee (if different from that set
     forth in Section 8 of the Stock Option Agreement):                  .